EX-10.15

                                  FORM OF NOTE

NEITHER THIS SECURED CONVERTIBLE PROMISSORY NOTE (THE "NOTE") NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD, OR WILL BE ISSUED UPON CONVERSION, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS
NOTE IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE OR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE ARE TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR
RULE) OR (3) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.


                      12% SECURED CONVERTIBLE NOTE DUE 2006
                                       OF
                                SHEERVISION, INC.

$_____________                                                New York, New York
                                                              September 13, 2005

         SHEERVISION, INC., a California corporation (the "COMPANY"), for value received, hereby promises unconditionally to pay to the order of ____________________, a _____________, or such person's assigns (collectively, the "HOLDER"), at the address set forth in Section 12 hereof, in lawful money of the United States of America ("DOLLARS" or "$") and in immediately available funds, the principal amount of ___________________ THOUSAND DOLLARS ($_____,000.00) (the "PRINCIPAL"), plus any accrued and unpaid Interest (as defined below), in full, on the Maturity Date (as defined below).

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1.       DEFINITIONS. For the purposes of this Note:

                  "AFFILIATE(S)" means, with respect to any given Person other than a partnership or limited liability company, any other Person directly or indirectly controlling, controlled by or under common control with such Person and with respect to a partnership, the partners of such partnership and with respect to a limited liability company, the members of such limited liability company.

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

                  "COLLATERAL" means all the Company's right, title and interest in, to and under all assets, properties, accounts receivable, accounts, chattel paper, all claims, causes of action, choices in action, rights of recovery and rights of setoff of any kind, deposit accounts, documents, equipment, general intangibles (including, without limitation, patents, trademarks, tradenames, domain names, service marks, copyrights, trade secrets, software (including, without limitation, object and source code), any applications or registrations therefor and continuations thereof, and any good will associated therewith), goods, instruments, inventory, investment property, letter of credit rights, all books and records pertaining to any of the foregoing collateral, and all proceeds and products of, and accessions to, any of the foregoing collateral, in each case, whether now owned or hereafter acquired and wherever located. For purposes of this Note, each category of the above-described Collateral shall have the meaning ascribed to it in Article 9 of the UCC, as amended, if defined therein.

                  "COMMON STOCK" means the common stock, no par value share, of the Company.

                  "CONVERSION PRICE" means $2.70, subject to adjustment as provided herein.

                  "EVENT OF DEFAULT" shall have the meaning assigned to such term in Section 4.

                  "FAMILY MEMBER" means, with respect to any Person, any parent, spouse, child, brother, sister or any other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin to such Person.

                  "GOVERNMENTAL AUTHORITY" means any Federal, state, local, foreign or other court, governmental department, commission, board, bureau, agency or instrumentality.

                  "HOLDER MAJORITY" means the holders of a majority in principal amount of the Notes.

                  "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, dated as of the Issue Date, among the Company, the Holder and the other holders of Notes (as defined herein).

                  "INTEREST"  shall have the  meaning  assigned  to such term in
Section 2(b).

                  "ISSUE DATE" means September 13, 2005.

                  "LIEN" means any mortgage, pledge, lien, security interest or other charge or encumbrance of any kind.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to such term in Section 3(a).

                  "MATURITY DATE" means the earlier of (i) August 31, 2006, (ii) upon the consummation by the Company of a merger, business combination, sale of all or substantially all of the Company's assets or other change of control or
(iii) on the closing of an equity or debt financing in which the Company receives at least $3,000,000 in gross proceeds.

                  "MEMORANDUM"   means  the   Confidential   Private   Placement
Memorandum, dated August 24, 2005, of the Company, relating to the private offering and sale of the Notes.

                  "NOTE SHARES" means the shares of Common Stock into which the Principal of this Note may be converted in accordance with Section 7.

                  "NOTES" means this Note and the other notes issued pursuant to the Memorandum.

                  "PERSON" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the sale, exchange, assignment or other disposition of Collateral.

                  "QUALIFIED FACILITY" means a single revolving credit line or term loan entered by the Company and one commercial lender into between the Issue Date and the Maturity Date with a principal amount not to exceed $1,000,000.

                  "SECURED OBLIGATIONS" means the obligations of the Company under this Note, and the other Transaction Documents, including (i) all Principal of, and Interest (including, without limitation, any Interest which accrues after the commencement of any case, proceeding or other actions relating to the bankruptcy, insolvency or reorganization of the Company and any other amounts owing hereunder) on, the Note, (ii) all other amounts payable by the Company under this Note and the other Transaction Documents (including expenses incurred in connection with the enforcement of each of the Transaction Documents) and (iii) any renewals or extensions of any of the foregoing.

                  "SECURITY   INTEREST"  means  the  security  interest  in  the
Collateral granted hereunder securing the Secured Obligations.

                  "TRANSACTION DOCUMENTS" means this Note the Intercreditor Agreement, the Registration Rights Letter between the Company and each Holder.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; PROVIDED, THAT if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         2.       PRINCIPAL; INTEREST; AND PREPAYMENT.

                  (a) PRINCIPAL; PRINCIPAL INCREASE. Unless earlier converted in accordance with the provisions hereof, the entire unpaid Principal shall be paid in Dollars on the Maturity Date. Promptly following the payment in full of this Note, including all accrued and unpaid Interest and any other amounts owing hereunder, the Holder shall surrender this Note to the Company for cancellation.

                  (b) INTEREST. Interest on the Note ("INTEREST"), during the period from the Issue Date through the Maturity Date, shall accrue at a rate equal to 12% per annum. Interest shall be computed on the basis of a 360-day year consisting of 12 equal months of 30 days applied to actual days elapsed. Unless the Interest on this Note is earlier converted in part into shares of Common Stock in accordance with the provisions hereof, all accrued and unpaid interest on this Note shall be due and payable in cash on the Maturity Date. The rate of interest payable under the Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable under the Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided hereunder, then the rate provided for hereunder shall be increased to the maximum rate permitted by applicable law for such period as required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the preceding sentence.

                  (c) PREPAYMENT. The Principal may be prepaid by the Company at any time without penalty, with Interest accrued hereunder to the date of such prepayment without the consent of the Holder.

         3.       COVENANTS.

                  (a) USE OF PROCEEDS. Without the prior written consent of a Holder Majority, the proceeds of this Note shall be used as described in the Memorandum.

                  (b) INCURRENCE OF INDEBTEDNESS. Except for the Qualified Facility, neither the Company nor any subsidiary shall, without the written consent of a Holder Majority, (i) incur any indebtedness pari passu with, or senior to, the Notes for money borrowed or services performed, except for trade payables, or taxes, fees, levies or charges incurred in the ordinary course of business, leases or subleases or licenses granted or entered into in the ordinary course of business, or equipment leases or purchase financing incurred in the ordinary course of business, or (ii) grant, or permit to be created any Lien.

                  (c) RELATED PARTY TRANSACTIONS. Neither the Company nor any subsidiary shall (i) enter into directly or indirectly any transaction (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any officer, director, employee, or stockholder, or any Affiliate or Family Member of any officer, director, employee or stockholder without the prior written consent of a Holder Majority or (ii) increase the compensation payable (in the form of salary, options, equity or otherwise) to any executive officer or director of the Company without the written consent of a Holder Majority.

                  (d) RESTRICTED PAYMENTS. The Company will not, directly or indirectly (i) purchase, redeem, retire or otherwise acquire for value any of its capital stock or other securities now or hereafter outstanding, return any capital to its stockholders, or distribute any of its assets to its stockholders or (ii) make any payment or declare any dividend on any of its capital stock or other securities, in either case, without the prior written consent of the Holder.

                  (e) INSURANCE. The Company and its subsidiaries will maintain customary insurance for general liabilities and other risks on terms and in amounts customarily carried by businesses similar to that of the Company and the subsidiaries, respectively, and reasonably sufficient to avoid a material adverse change in the financial condition or results of operation of the Company and the Subsidiaries.

                  (f) COMPLIANCE WITH LAWS, ETC. The Company and its subsidiaries will comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before they become delinquent all taxes, assessments and governmental charges imposed on it or upon its property, except to the extent contested in good faith.

                  (g) NO CHANGE IN BUSINESS. Neither the Company nor any subsidiary will, without the prior written consent of a Holder Majority, change its respective line of business from that conducted by it as of the Issue Date.

                  (h)      ACCESS TO  FACILITIES.  The  Company  will permit the
Holder (or any successor thereof), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

                           (i)      visit and inspect any of the  properties  of
the Company;

                           (ii)     examine the corporate and financial  records
of the Company (unless such examination is not permitted by federal, state or local law) and make copies thereof or extracts therefrom; and

                           (iii)    discuss the  affairs,  finances and accounts
of the Company with the directors, officers and independent accountants of the Company.


                  (i) TAXES. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; PROVIDED, HOWEVER, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and PROVIDED, FURTHER, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

                  (j) FINANCIAL REPORTING. At all times during the continuance of the Company, the Company shall prepare and maintain separate books of account for the Company that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the Company's business in accordance with US GAAP consistently applied. The Company shall (A) prepare quarterly unaudited financial statements in accordance with US GAAP (the "QUARTERLY FINANCIALS") and shall deliver the Quarterly Financials to the Holder as soon as practicable after their preparation and in any event within forty-five (45) days after the end of each three-month period and (B) prepare annual audited financial statements in accordance with US GAAP (the "ANNUAL FINANCIALS") and shall deliver the Annual Financials to the Holder as soon as practicable after their preparation and in any event within ninety (90) days after the end of each annual period.

         4. EVENTS OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

                  (a) the Company shall fail to pay when due any Principal of, or Interest on, this Note, or any fees or any other amount payable hereunder;

                  (b) the Company shall fail to observe or perform any covenant or agreement of this Note or any of the other Transaction Documents within ten (10) days following the receipt of written notice thereof from, or on behalf of, the Holder;

                  (c) any representation, warranty, certification or statement made by the Company in any Transaction Document, or in any document delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made (or deemed made);

                  (d) a judgment or order for the payment of money in excess of $300,000 shall be rendered against the Company and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days;

                  (e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (f) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

                  (g) the Security Interest shall, for any reason (other than (i) the Holder's failure to renew the filing of any Uniform Commercial Code financing statement or (ii) pursuant to the Subordination Agreement in the event the Company issues Future Notes), cease to be a first priority, perfected security interest in and to any Collateral and such event is not remedied within ten (10) days following receipt of written notice from, or on behalf of, the Holder;

then, and in every such event, the Holder may, by written notice to the Company, declare the Principal (together with accrued Interest thereon and all other amounts owing hereunder) to be, and the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; PROVIDED, THAT in the case of any of the Events of Default specified in clause (e) or (f) above, without any notice to the Company or any other act by the Holder, the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         5. PAYMENTS; EXTENSION OF MATURITY. Unless otherwise converted in accordance with the terms of this Note, all payments of Principal and Interest (and all other amounts owing hereunder) to be made by the Company in respect of this Note shall be made in Dollars by wire transfer to an account designated by the Holder by written notice to the Company. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, setoff, or counterclaim. If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

         6. REPLACEMENT OF NOTE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder a new note of like tenor in lieu of this Note. Any replacement note made and delivered in accordance with this Section 6 shall be dated as of the date hereof.

         7.       CONVERSION.

                  (a) CONVERSION OF THE NOTE. At any time, and from time to time, the Holder may, at its sole and exclusive option, convert up to 22.5% of the outstanding Principal of this Note into shares of Common Stock at the conversion price of $2.70 per share, subject to adjustment as provided for below in subsection (f).

                  (b) MECHANICS OF CONVERSION. If the Holder determines to convert a portion of this Note, the Holder shall provide ten (10) days prior written notice thereof to the Company of the Principal of the Note to be converted and the name or names in which the Holder wishes the Note Shares to be issued, and (ii) surrender this Note, duly endorsed, at the office of the Company, or at such other place designated by the Company. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note as provided in the immediately preceding sentence. On or after the date of conversion and subject to the Company having received the certificate or certificates representing this Note, the Company shall issue and deliver to or upon the order of such Holder (i) evidence of the issuance of the number of shares of Common Stock to which such Holder shall be entitled (as provided below in subsection (d)) and (ii) a new secured convertible promissory note having identical terms to this Note, except that the principal amount thereof shall equal the excess of (A) the principal amount of this Note immediately prior to such conversion over (B) the portion of such principal amount converted into Note Shares.

                  (c) NO FRACTIONAL SHARES; RELEASE OF OBLIGATIONS UNDER NOTE. No fractional Note Shares shall be issued upon conversion of the portion of the Principal of this Note as the case may be, in accordance with this
Section 7. Upon conversion of the Principal of this Note and the issuance of Note Shares, the Company shall be forever released from the portion of its obligations, undertakings and liabilities under this Note so converted.

                  (d) ISSUANCE OF CERTIFICATES; ISSUANCE TAX. Promptly upon conversion of the Principal of this Note (and all other amounts owing hereunder), as the case may be, in accordance with this Section 8, the Company shall issue to the Holder certificates representing the number of Note Shares into which the Principal so converted have been converted. The issuance of certificates for Note Shares upon conversion of the Principal in accordance with this Section 7 shall be made without charge to the Holder for any issuance tax in respect thereof, if any.

                  (e) RESERVATION OF NOTE SHARES. The Company agrees to at all times reserve and keep available out of its authorized but unissued shares of capital stock of the Company, solely for the purpose of effecting the conversion of this Note, such number of its shares of capital stock of the Company as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to effect the conversion of this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose. Upon issuance, sale and delivery of any Note Shares, such Note Shares shall be validly issued and outstanding, fully paid and nonassessable, and shall not be subject to preemptive or any similar rights of any person or entity.

                  (f)      CONVERSION PRICE ADJUSTMENTS.

                           (i)      ADJUSTMENT     FOR    STOCK    SPLITS    AND
COMBINATIONS. If the Company shall at any time or from time to time after the date of Issue Date effect a stock split or subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Company shall at any time or from time to time after the Issue Date combine the outstanding shares of Common Stock (including by way of reverse stock split) into a smaller number of shares, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

                           (ii)     ADJUSTMENT  FOR COMMON STOCK  DIVIDENDS  AND
DISTRIBUTIONS. If the Company at any time or from time to time after the Issue Date issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 7(b) to reflect the actual payment of such dividend or distribution.

                           (iii)    ADJUSTMENTS    FOR   OTHER   DIVIDENDS   AND
DISTRIBUTIONS. If the Company at any time or from time to time after the Issue Date issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Holder shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Holder would have received had this Note been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of the Holder or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

                           (iv)     ADJUSTMENT  FOR  RECLASSIFICATION,  EXCHANGE
AND SUBSTITUTION. If at any time or from time to time after the Issue Date, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 7), then in any such event the Holder shall have the right thereafter to convert this
Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                           (v)      SALE OF SHARES BELOW CONVERSION PRICE.

                                    (A)      If at any time or from time to time
after the Issue Date, the Company issues or sells, or is deemed by the express provisions of this subsection (v) to have issued or sold, Additional Shares of Common Stock (as defined in subsection (e)(iv) below), other than as a result of, or in connection with, any action referenced in Section 7(f)(i), (ii),
(iii),  or (iv)  hereof,  for an  Effective  Price  (as  defined  in  subsection
(f)(v)(D) below) less than the then effective Conversion Price, then in each such case the then existing Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the then effective Conversion Price by a fraction (i) the numerator of which shall be (X) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (Y) the number of shares of Common Stock which the aggregate consideration received (as defined in subsection (f)(v)(B)) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price and
(ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the number of shares of Common Stock actually outstanding and No adjustment shall be made to the Conversion Price in an amount less than one cent per share. Any adjustment otherwise required by this Section 7(f)(v) that is not required to be made due to the preceding sentence shall be included in any subsequent adjustment to the Conversion Price.

                                    (B)      For  the   purpose  of  making  any
adjustment required under this Section 7(f)(v), the consideration received by the Company for any issue or sale of securities shall (X) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (Y) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (Z) if Additional Shares of Common Stock, Convertible Securities (as defined in subsection (f)(v)(C)) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                                    (C)      For the  purpose of the  adjustment
required under this Section 7(f)(v)(A), if the Company issues or sells (i) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "CONVERTIBLE SECURITIES") or (ii) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; PROVIDED that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; PROVIDED FURTHER that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; PROVIDED FURTHER that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common

Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, PROVIDED that such readjustment shall not apply to prior conversions of Notes or Warrants.

                                    (D)      "ADDITIONAL SHARES OF COMMON STOCK"
shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 7(f)(v)(A), other than (X) shares of Common Stock issued upon conversion of the Notes or the Warrants, (Y) shares of Common Stock issued as a result of, or in connection with, any action referenced in
Section 7(f)(i), (ii), (iii), or (iv) hereof, and (Z) issuances of equity securities to employees or consultants of the Company in one or more transaction(s) approved by Board of Directors or in mergers or acquisitions approved by the Board of Directors. References to Common Stock in the subsections of this clause (D) above shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 7(f)(v)(A). The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 7(f)(c)(D), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 7(f)(v)(D), for such Additional Shares of Common Stock.

         8.       SECURITY INTEREST; RANKING AND SUBORDINATION.

                  (a) GRANT OF SECURITY INTEREST. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of the obligations of the Company hereunder, subject to paragraph 8(g) hereof, the Company hereby grants to the Holder a continuing security interest in and to all of the Collateral and all Proceeds of all or any of the Collateral.

                  (b) COVENANTS, REPRESENTATIONS AND WARRANTIES REGARDING SECURITY INTEREST.

                           (i)      The Company  hereby  represents and warrants
that (A) the Security Interest constitutes a valid security interest under the UCC securing the Secured Obligations; and (B) when UCC financing statements shall have been filed in the appropriate UCC filing office for a debtor that is a registered organization in the State of California, the Security Interest shall constitute a perfected security interest in the Collateral, prior to all other Liens and rights of others therein and (C) the Company has valid rights in, and good and marketable title to, the Collateral.

                           (ii)     The  Company   will  not  change  its  name,
identity or corporate structure in any manner unless it shall have given the Holder prior notice thereof and delivered an opinion of Company legal counsel with respect to the continued perfected Security Interest. The Company will not change the location of (i) its jurisdiction of organization, (ii) its chief executive office or principal place of business, PROVIDED, HOWEVER, that the Company may change its chief executive office and/or principal placement of business to any location within ten (10) miles of its current location within the State of California, or (iii) the locations where it keeps or holds any Collateral or any records relating thereto unless it shall have given the Holder prior notice thereof and delivered an opinion of counsel with respect to the continued perfected Security Interest. The Company shall not in any event change the location of any Collateral, change the jurisdiction of incorporation or transfer any assets (to a subsidiary or otherwise) if such change would cause the Security Interest in such Collateral to lapse or cease to be perfected.

                           (iii)    The Company will,  from time to time, at its
expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action
(including, without limitation, any filings of financings or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Holder may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interest, or to enable the Holder to exercise or enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Holder to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Note or of a financing statement is sufficient as a financing statement.

                  (c) REMEDIES. In case of the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised). The Holder may be the purchaser of any or all of the Collateral so sold at any public sale. The Company will execute and deliver such documents and take such other action as the Holder deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral shall be delivered, assigned and transferred to the Holder. At any such sale, the Holder shall hold the Collateral absolutely and free and clear from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.

                  (d) POWER OF ATTORNEY. The Company hereby irrevocably appoints the Holder its true and lawful attorney, with full power of substitution, in the name of the Company for the sole use and benefit of the Holder, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof; (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto; (iii) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof, as fully and effectually as if the Holder were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; PROVIDED THAT the Holder shall give the Company not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-610(b) of the UCC.

                  (e) TERMINATION OF SECURITY INTEREST. Upon the repayment in full of all Secured Obligations and the termination of any obligations under the Note, the Security Interest shall terminate and all rights to the Collateral shall revert to the Company. The Holder agrees that it will take all actions, including filing termination statements, evidencing the same.

                  (f) EXCULPATION. The Holder shall have no duties or responsibilities except those expressly set forth in the Transaction Documents, and the Holder shall not by reason of the Transaction Documents be a trustee for the Company or have any fiduciary obligation to the Company. Neither the Holder nor any of its directors, officers, employees or agents (collectively, the "RELATED PARTIES") shall be liable to the Company for any action taken or omitted to be taken by it under the Transaction Documents, except for its own willful misconduct or gross negligence.

                  (g) RANKING AND SUBORDINATION. This Note is a secured general obligation of the Company. The Note ranks senior in right of payment to all of the Company's other existing and future indebtedness whether secured or unsecured and will be senior in right of payment any future indebtedness of the Company; PROVIDED, HOWEVER, that the Secured Obligations and the Security
Interest shall be expressly subordinated as set forth in the Intercreditor Agreement.

         9. COSTS AND EXPENSES. The Company shall be responsible for all expenses incurred by any Holder in connection with the conversion of the Principal and accrued and unpaid Interest under this Note.

         10. NO WAIVERS BY DELAY OR PARTIAL EXERCISE. No delay by the Holder in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

         11. FURTHER ASSURANCES. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Note.

         12. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:


                  IF TO THE COMPANY:    SheerVision, Inc.
                                        4040 Palos Verdes North
                                        Suite 105
                                        Rolling Hills Estates, California 90274
                                        Attention: Suzanne Lewsadder
                                        Telecopy:  (877) 678-4274

                  WITH A COPY TO:       Reitler Brown & Rosenblatt LLC
                                        800 Third Avenue
                                        21st Floor
                                        New York, New York 10022
                                        Attention: Robert Steven Brown
                                        Telecopy:  (212) 371-5500

                  IF TO THE HOLDER:     At the address set forth on the
                                        signature page hereto.

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

         13. AMENDMENTS AND WAIVERS. No modification, amendment or waiver of any provision of, or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the Company and the Holder. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         14. EXCLUSIVITY AND WAIVER OF RIGHTS. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

         15. INVALIDITY. Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

         16.      HEADINGS.   Headings  used  in  this  Note  are  inserted  for
convenience only and shall not affect the meaning of any term or provision of this Note.

         17. COUNTERPARTS. This Note may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

         18. ASSIGNMENT. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder. The Holder may assign this Note and the rights and obligations hereunder without the prior written consent of the Company; PROVIDED, HOWEVER, THAT any such transferee agrees to be bound to he terms of the Subordination Agreement. Any instrument purporting to make an assignment in violation of this Section 18 shall be void.

         19. SURVIVAL. Unless otherwise expressly provided herein, all agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of
(i) the payment in full of all Principal and accrued and unpaid Interest and all other amounts owing under this Note, and (ii) the conversion of all of the Principal and accrued and unpaid Interest and all other amounts owing under this Note, if applicable, into Note Shares in accordance with Section 7.

         20.      MISCELLANEOUS.  This Note  shall  inure to the  benefit of the
Company and the Holder and all their respective successors and permitted assigns. Nothing in this Note is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Note or any provision herein contained. The obligations of the Company under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason

         21. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

         23. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK. THE COMPANY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE CITY OF NEW YORK, AND ACCORDINGLY, THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

         24. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 24.

         25. ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Note, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

                                          SHEERVISION, INC.


                                          By:___________________________________
                                             Name:
                                             Title:


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